UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 18, 2012

FURNITURE BRANDS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	43-0337683
(State of Incorporation or Organization)	(I.R.S. Employer Identification no.)

1 N. Brentwood, St. Louis, Missouri	63105
(Address of principal executive offices)	(zip code)

(314) 863-1100
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

On June 18, 2012, Furniture Brands International, Inc. (the “Company”) entered into an Amended and Restated Stockholders Rights Agreement (the “Amended and Restated Rights Agreement”), to amend, restate, and extend its existing rights agreement, which was adopted as of August 3, 2009 and amended and restated as of February 26, 2010 (the “Existing Rights Agreement”).

The Amended and Restated Rights Agreement amends the Existing Rights Agreement as follows:

(i) extends the expiration date of the Existing Rights Agreement to June 18, 2015, subject to an earlier termination after one year if stockholder approval of the agreement has not been obtained by June 18, 2013;

(ii) sets a new Purchase Price of $7.00 payable upon exercise of a Right;

(iii) revises the “Exempt Person” and “inadvertent acquisition” exceptions as defined in the Existing Rights Agreement to permit the Board to determine that a person is an Exempt Person after the time such person, together with such person's affiliates and associates, acquired beneficial ownership of 4.75% or more of the Company's Common Stock, if the Board also determines that the potential triggering of the Rights was inadvertent;

(iv) adds a sentence to the definition of “Exempt Person” to clarify that the Board has the power to condition its grant of Exempt Person status on the agreement by a person who seeks such status (as well as its affiliates and associates) restricting or prohibiting the further acquisition or disposition of beneficial ownership of the Company's Common Stock; and

(v) enhances the mechanics for implementing an exchange of Rights if the Board were to exercise the exchange feature set forth in the Amended and Restated Rights Agreement.

The Company intends to seek stockholder ratification of the approval of the Amended and Restated Rights Agreement at its next annual meeting of stockholders.

The Company described the material terms of the Existing Rights Agreement in Item 1 of its Registration Statement on Form 8-A, dated August 4, 2009 and Item 1 of its Registration Statement on Form 8-A/A, dated March 1, 2010, and incorporates those descriptions herein by this reference, appropriately modified as set forth above. The foregoing is only a summary of certain terms and conditions of the Amended and Restated Rights Agreement and is qualified in its entirety by reference to the Amended and Restated Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.	MATERIAL MODIFCATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 7.01.	REGULATION FD DISCLOSURE.

On June 19, 2012, the Company issued a press release announcing the approval of the Amended and Restated Stockholders Rights Agreement. The press release is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit No.     Description

4.1	Amended and Restated Stockholders Rights Agreement, dated as of June 18, 2012, between the Company and American Stock Transfer and Trust Company, LLC, as Rights

Agent.

99.1	Press release of Furniture Brands International, Inc. dated June 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 19, 20125

Furniture Brands International, Inc.
(Registrant)

By:	/s/ Meredith M. Graham
Name: Meredith M. Graham
Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.     Description

4.1	Amended and Restated Stockholders Rights Agreement, dated as of June 18, 2012, between the Company and American Stock Transfer and Trust Company, LLC, as Rights Agent.

99.1	Press release of Furniture Brands International, Inc. dated June 19, 2012.